SUPPLEMENT TO THE
VARIABLE INSURANCE
PRODUCTS FUND: INITIAL CLASS
HIGH INCOME PORTFOLIO
APRIL 30, 1999 PROSPECTUS
   The following information replaces similar information found under
the heading "Average A    nnual Returns" in the "Performance" section
on page 4.
For the periods ended      Past 1 year  Past 5 years  Past  10 years
December 31, 1998

HIGH INCOME PORTFOLIO -      -4.33%     8.80%          11.08%
INITIAL CLASS

Merrill Lynch High Yield    3.66%       9.01%          11.08%
Master Index

Merrill Lynch High Yield    2.95%       9.12%          11.18%
Master II Index

Lipper High Current Yield   -0.44%      7.37%          9.34%
Funds Average

   The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 4.
   Going forward, High Income Portfolio's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of
the high yield bond u    niverse.
   Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.